AMENDMENT NO. 16 TO
AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
OF AMERICAN CENTURY INVESTMENT TRUST

THIS AMENDMENT NO. 16 TO AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is hereby adopted as of the 24th day of March, 2017, by the undersigned Trustees.

WHEREAS, the Board of Trustees have determined that it is in the best interests of American Century Investment Trust (the “Trust”) to change the name of the Institutional Class of shares to the R5 Class of shares for the following six (6) series of the Trust (“R5 Class Name Change”):

•	Core Plus Fund

•	High-Yield Fund

•	Short Duration Fund

•	Short Duration Inflation Protection Bond Fund

•	Short Duration Strategic Income Fund

•	Strategic Income Fund;

WHEREAS, the Board of Trustees have determined that it is in the best interests of the Trust to change the name of the Institutional Class of shares to the I Class of shares for the following one (1) series of the Trust (“I Class Name Change”):

•	Diversified Bond Fund;

WHEREAS, the Board of Trustees have determined that it is in the best interests of the Trust to add new I Class of shares for the following six (6) series of the Trust (“New I Class of Shares”):

•	Core Plus Fund

•	High-Yield Fund

•	Short Duration Fund

•	Short Duration Inflation Protection Bond Fund

•	Short Duration Strategic Income Fund

•	Strategic Income Fund;

WHEREAS, the Board of Trustees have determined that it is in the best interests of the Trust to add new R5 Class of shares for the following one (1) series of the Trust (“New R5 Class of Shares”):

•	Diversified Bond Fund;

WHEREAS, the Board of Trustees have determined that it is in the best interests of the Trust to add new T Class of shares for the following one (1) series of the Trust (“New T Class of Shares”):

•	Diversified Bond Fund; and

WHEREAS, the Board of Trustees have determined that it is in the best interests of the Trust to add new Y Class of shares for the following five (5) series of the Trust (“New Y Class of Shares”):

•	Diversified Bond Fund

•	High-Yield Fund

•	Short Duration Inflation Protection Bond Fund

•	Short Duration Strategic Income Fund

•	Strategic Income Fund.

NOW, THEREFORE, BE IT RESOLVED, that the R5 Class Name Change, I Class Name Change, New I Class of Shares, New R5 Class of Shares, New T Class of Shares, and New Y Class of Shares are hereby approved, effective as of April 10, 2017; and

FURTHER RESOLVED, that Schedule A of the Amended and Restated Agreement and Declaration of Trust for the Trust is hereby amended to reflect the R5 Class Name Change, I Class Name Change, New I Class of Shares, New R5 Class of Shares, New T Class of Shares, and New Y Class of Shares by deleting the text thereof in its entirety and inserting in lieu therefore the Schedule A attached hereto.

This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the Trustees do hereto set their hands as of the date first referenced above.

Trustees of the American Century Investment Trust

/s/ Tanya S. Beder                    /s/ Jeremy I. Bulow
Tanya S. Beder                    Jeremy I. Bulow

/s/ Anne Casscells                    /s/ Ronald J. Gilson
Anne Casscells                    Ronald J. Gilson

/s/ Frederick L.A. Grauer                /s/ Jonathan D. Levin
Frederick L.A. Grauer                    Jonathan D. Levin

/s/ Peter F. Pervere                    /s/ John B. Shoven
Peter F. Pervere                    John B. Shoven

/s/ Jonathan S. Thomas
Jonathan S. Thomas

SCHEDULE A

American Century Investment Trust

Pursuant to Article III, Section 6, the Trustees hereby establish and designate the following Series as Series of the Trust (and the Classes thereof) with the relative rights and preferences as described in Section 6:

Series                         Class        Date of Establishment
Prime Money Market Fund                Investor        06/13/1993
A Class            06/01/1998
C Class            05/01/2001

Diversified Bond Fund                    Investor        08/01/2001
I Class            08/01/2001*
A Class            08/01/2001
C Class            05/08/2002
R Class            06/30/2005
R6 Class        06/28/2013
R5 Class        04/10/2017
T Class            04/10/2017
Y Class            04/10/2017

U.S. Government Money Market Fund            Investor        08/01/2001
A Class            06/16/2015
C Class            06/16/2015

High-Yield Fund                    Investor        05/08/2002
R5 Class        06/14/2004**
A Class            05/08/2002
C Class            05/08/2002
R Class            06/30/2005
R6 Class        06/28/2013
I Class            04/10/2017
Y Class            04/10/2017

Short Duration Inflation Protection Bond Fund        Investor        05/01/2005
R5 Class        05/01/2005**
A Class            05/01/2005
C Class            05/01/2005
R Class            05/01/2005
R6 Class        06/28/2013
I Class            04/10/2017
Y Class            04/10/2017

NT Diversified Bond Fund                Institutional        05/01/2006
R6 Class        06/28/2013

Core Plus Fund                        Investor        11/29/2006
R5 Class        11/29/2006**
A Class            11/29/2006
C Class            11/29/2006
R Class            11/29/2006
I Class            04/10/2017

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Short Duration Fund                    Investor        11/29/2006
R5 Class        11/29/2006**
A Class            11/29/2006
C Class            11/29/2006
R Class            11/29/2006
I Class            04/10/2017

Strategic Income Fund                    Investor        03/11/2014
R5 Class        03/11/2014**
A Class            03/11/2014
C Class            03/11/2014
R Class            03/11/2014
R6 Class        03/11/2014
I Class            04/10/2017
Y Class            04/10/2017

Short Duration Strategic Income Fund            Investor        03/11/2014
R5 Class        03/11/2014**
A Class            03/11/2014
C Class            03/11/2014
R Class            03/11/2014
R6 Class        03/11/2014
I Class            04/10/2017
Y Class            04/10/2017

Floating Rate Income Fund                Investor        03/11/2014
Institutional        03/11/2014
A Class            03/11/2014
C Class            03/11/2014
R Class            03/11/2014
R6 Class        03/11/2014

This Schedule A shall supersede any previously adopted Schedule A to the Declaration of Trust.

*    Formerly Institutional Class; name changed to I Class on 4/10/2017.
**    Formerly Institutional Class; name changed to R5 Class on 4/10/2017.

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